SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003

                       CITIZENS SOUTH BANKING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     0-23971                  54-2069979
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)

245 West Main Avenue, Gastonia, North Carolina                       28052
   (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1. through 6. and 8.: Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      Exhibits

      The following Exhibits are furnished as part of this report:

99.1: Earnings Press Release of Citizens South Banking Corporation
99.2: Dividend Press Release of Citizens South Banking Corporation
99.3: Stock Repurchase Press Release of Citizens South Banking Corporation

Item 9. Regulation FD Disclosure

      On October 20, 2003, the Company issued three press releases regarding 1) earnings for the quarter ended September 30, 2003, 2) the declaration of quarterly dividends, and 3) the announcement of a stock repurchase program. The press releases are included as Exhibit 99 to this report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CITIZENS SOUTH BANKING CORPORATION


DATE: October 22, 2003                 By: /s/ Kim S. Price
                                           -------------------------------------
                                           Kim S. Price
                                           President and Chief Executive Officer


                                       By: /s/ Gary F. Hoskins
                                           -------------------------------------
                                           Gary F. Hoskins
                                           Chief Financial Officer